VOYAGEUR MUTUAL FUNDS
Delaware Minnesota High-Yield Municipal Bond Fund
(the “Fund”)

Supplement to the Fund’s Summary Prospectus dated December 29, 2022, as amended

Effective immediately, the following replaces the section in the Fund’s summary prospectus entitled “Who manages the Fund? — Investment manager”:

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Gregory A. Gizzi	Managing Director, Head of US Fixed Income and Head of Municipal Bonds, Senior Portfolio Manager	December 2012
Stephen J. Czepiel	Managing Director, Head of Municipal Bonds Portfolio Management, Senior Portfolio Manager	July 2007
William Roach	Vice President, Portfolio Manager	May 2023

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated October 25, 2023.